SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 2003
                                                          ----------------------

                                 FIBERCORE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-21823                  87-0445729
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     (State or other         (Commission File Number)       (I.R.S. Employer
      jurisdiction of                                      Identification No.)
      incorporation)

           253 Worcester Road, P.O. Box 180                      01507
                     Charlton, MA
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       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code (508) 248-3900
                                                         -----------------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.
            ------------

On June 9, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.1.

On June 11, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.2.

On June 11, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.3.

On June 16, 2003, FiberCore, Inc. issued the press release attached hereto as
Exhibit 99.4.







Exhibit Number          Description
--------------          -----------

Exhibit 99.1            Press Release dated June 9, 2003

Exhibit 99.2            Press Release dated June 11, 2003

Exhibit 99.3            Press Release dated June 11, 2003.

Exhibit 99.4            Press Release dated June 16, 2003.

Exhibit 99.5 Form of Letter from Feldman Weinstein LLP (counsel to Riverview Group, LLC, Laterman & Company and Forevergreen Partners)

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                       FIBERCORE, INC.




                                       By:   /s/ John D. Ronnquist
                                          --------------------------------------
                                          Name:  John D. Ronnquist
                                          Title: Interim Chief Financial Officer

Date:  June 16, 2003